UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       August 21, 2006 (August 21, 2006)
                       ---------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     0-23340                    51-0332317
     --------                     -------                    ----------
 (State or other                (Commission                (IRS Employer
   jurisdiction                 File Number)           Identification Number)
of incorporation)


    105 Westpark Drive, Suite 200, Brentwood, Tennessee            37027
    ---------------------------------------------------            -----
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

         As announced on January 3, 2006, America Service Group Inc.'s (the "Company") wholly owned subsidiary Prison Health Services ("PHS") previously entered into a contract with the Florida Department of Corrections to provide comprehensive and medically necessary medical, dental and mental health care services with related pharmacy services (including provision of pharmaceuticals) on a capitation basis to the Florida Department of Corrections' inmates located in all of its Region IV facilities (the "Contract"). The Contract term began on January 1, 2006 and contained a provision allowing PHS to terminate the Contract for any reason, upon ninety (90) days' notice.

         On August 21, 2006, PHS formally delivered its notice to terminate the Contract, such termination to be effective on November 20, 2006. During its term, the Contract has underperformed financially, primarily due to a higher than anticipated volume of off-site hospitalization services required for this patient population. The Company had been holding recent discussions with the Florida Department of Corrections as to potential alternatives that could improve the future financial performance of the Contract for the Company. The Company's decision to terminate the Contract was made only after diligent efforts on the part of both PHS and Florida Department of Corrections representatives to reach agreement on provisions that would allow the Contract to continue on mutually beneficial terms. Neither PHS nor the Company will incur any early termination penalties.

         The Company issued a press release announcing the notice to terminate the Contract. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

         (d)  Exhibits.

                  99.1   Press Release dated August 21, 2006.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICA SERVICE GROUP INC.



Date:  August 21, 2006            By:  /s/ Michael W. Taylor
                                       -----------------------------------------
                                       Michael W. Taylor
                                       Senior Vice President and Chief Financial
                                        Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
-------  -----------------------

99.1     Press release dated August 21, 2006.